INVESCO GLOBAL HEALTH SCIENCES FUND






                                      1999
                                 ANNUAL REPORT





                             [INVESCO ICON] INVESCO

                                   HIGHLIGHTS




















                             INVESCO GLOBAL HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------------
                                                           For the 12 Months Ended 10/31
                                                 1999       1998        1997      1996      1995
------------------------------------------------------------------------------------------------
Net Asset Value-Total Return(1)(4)              4.90%     20.74%      18.60%    20.10%    49.52%
Share Price-Total Return(1)(4)                  4.74%     40.29%      32.98%    15.25%    47.50%
Total Distributions                           $4.0846    $3.9248     $4.4727     $0.00     $0.00

Total Net Assets-End of Period (millions)      $678.0     $586.3      $526.2    $455.8    $379.5
Ratio of Expenses to Average Net Assets      1.20%(3)   1.21%(3)    1.22%(3)     1.21%     1.33%
Portfolio Turnover Rate                          129%        87%        145%       91%      105%
------------------------------------------------------------------------------------------------

               INVESCO Global Health Sciences Fund is an aggressive growth closed-end fund that focuses on health care, a global industry with vast growth potential. The fund is managed by INVESCO, which is an industry leader in investment management.


               The fund is managed by INVESCO through the selective allocation of holdings in the subsectors of pharmaceuticals, medical devices and supplies, biotechnology, and health care delivery, and seeks returns that exceed those of the broader market. The fund's broad investment charter allows investments in private companies that represent the next generation in health care technology. These companies may have the potential to complete an initial public offering and deliver new-product announcements. Thus, while past performance is no guarantee of future results, the fund is designed to seek long-term net asset value growth.


               INVESCO Global Health Sciences Fund's total net assets under management were more than $678 million as of October 31, 1999.

                            LETTER FROM THE CHAIRMAN

Dear Shareholder:

     The major indexes recorded another healthy advance for the 12 months ending in October 1999. Yet this is a market that continues to be more narrowly focused in its rewards. Certain sectors, particularly technology, have soared to record highs, while others have lagged. While small- and mid-sized stocks have recovered somewhat, they still trailed the largest stocks substantially. Finally, growth stocks have continued their dominance over value stocks--although here, too, the gap has narrowed.

     The market's rise has also been very uneven, with most of the broader averages moving sideways since the spring. The clearest culprit behind the market's slowdown was rising interest rates. With the American economic expansion entering its ninth year and world growth recovering, the possibility of increasing inflationary pressures worried many observers. Several moderately troubling inflation signals were enough for the Federal Reserve to raise rates on two occasions, and market interest rates headed higher accordingly.

     By the fall, higher rates had taken their toll on interest-rate sensitive sectors such as homebuilding and financial services. The public received the message as well: Consumer confidence, while still high, began to drift lower as the public considered higher mortgage interest rates and a flatter stock market. Meanwhile, the bond markets languished due to the higher rates and poor technical conditions.

     Overseas, meanwhile, world stock markets bounced back during the 12 months ended October 31, 1999, with virtually every major nation recording a gain in its major index. Leading the pack were some of the smaller European markets, such as Finland, Sweden, and Greece, and some of the Asian markets that had been especially punished last year, including Hong Kong and South Korea. Most notable of all, however, were the impressive gains in Japan, the slumbering giant whose economy had fallen into a steep recession the year before.

     What caused the sudden burst of confidence? Clearly the liquidity provided to the world financial system in the form of interest rate cuts by many of the world's central banks helped. So did the continuing expansions in the United States and Europe. A degree of calm following the bottoming-out of Asian currencies also allowed investors to reconsider their worst-case scenarios for the fragile markets in Asia and Latin America. Perhaps the most direct explanation was simply that stocks had become cheap enough for many to see good buying opportunities.

GRAPH:    INVESCO GLOBAL HEALTH SCIENCES FUND
               MONTHLY DISCOUNT/PREMIUM
              1/31/95 - 10/31/99 (1),(4)

     This line graph illustrates the monthly discount/premium for INVESCO Global Health Sciences Fund for the period 1/31/95 to 10/31/99.(1),(4)

     With the world economy coming back to life and domestic consumer confidence remaining high, rising U.S. interest rates barely slowed down most major American companies. Indeed, profit growth at many firms skyrocketed back from its slowdown last year. This posed a strong contrast to the classic late stages of most expansions, when profit growth should theoretically slow. If anything, leading companies seemed to be picking up speed.

OUR RETURNS
     Against this turbulent backdrop, our fund fared well, but not as well on a relative basis as we might have hoped. For most of the past several years, the health care sector has been on the favored side of the market's valuation divide. As we have previously reported to you, this has reflected the remarkable earnings growth of the major drug makers and other leading firms.

     Unfortunately, this year the situation was somewhat different. Although we managed to record a gain for the past 12 months--our fund was up 4.90% based on net asset value and 4.74% based on market value--these returns lagged well behind those of the S&P 500 Index of large company stocks, which rose 25.66% over the same period. (Past performance is no guarantee of future results.)(4),(6)

     Inside, Senior Vice President and Portfolio Manager John Schroer explains in detail why we believe this period of underperformance will be a temporary one. In the meantime, allow me to reiterate what we believe are the fundamental drivers--which are not subject to short-term market vagaries--that make us at INVESCO so enthusiastic about the health care sector:

     o DEMOGRAPHICS -- As the world's population ages and becomes more prosperous, health care spending increases.

     o NEW PRODUCT DEVELOPMENT -- Many companies today are focused on developing products that improve the quality as well as the length of life.

     o SMOOTHER PRODUCT LAUNCHES -- With the aid of technology, companies are better equipped to determine which products have the greatest potential and concentrate their efforts on those products, insuring higher success rates and higher R&D productivity.

     o LESS TIME TO MARKET -- Shorter development time and approval time afford companies a longer period of patent protection and extended exclusivity.

     o CONSISTENT EARNINGS -- Regardless of the economic environment, health care companies have traditionally produced steady and predictable earnings.

OUR RIGHTS OFFERING
     INVESCO Global Health Sciences Fund completed a highly successful rights offering in June, raising an additional $107.9 million in new capital. The money raised helped us to diversify our portfolio at a time when the health care sector had been out of favor and share prices were below their peak levels. It allowed the fund the flexibility to take advantage of these market opportunities without selling current holdings that the manager believed were good long-term investments. Raising additional capital through the rights offering also allowed the fund to avoid creating a potential tax liability by mitigating the need to sell appreciated assets to take advantage of new opportunities.

THE MANAGED DISTRIBUTION POLICY
     Like most closed-end funds, INVESCO Global Health Sciences Fund's share price has traded at a discount to its net asset value. After thorough research, the fund's Board of Trustees concluded that a managed distribution policy was in the best interest of shareholders. Under this policy, the fund will pay shareholders in cash a quarterly distribution of 2.5% of the fund's net asset value. Since the announcement of the new policy, the discount to net asset value has been reduced, and it is my opinion that this benefit to shareholders can be attributed to both the fund's strong performance and the new distribution policy.

     Management of the portfolio has changed only slightly with the new distribution policy. The distributions are now more predictable and will be made quarterly instead of annually. This helps the fund to manage the cash required to make the distributions, since the amounts are generally smaller and more regular. Smoothing out the distributions eliminates the need to raise potentially large cash positions required prior to a one-time, year-end distribution. It also eliminates the changes in equity and industry weightings that would result from raising the cash required for a single large distribution.

     The fund's closed-capital structure allows us to invest in securities that it couldn't own to the same degree if it was an open-end investment company. By investing in illiquid securities, private placements and restricted securities, the fund is able to participate in the potentially large financial upside associated with innovative companies offering new technology that is on the cutting edge of the health care industry--firms that "fly below the radar screen" of open-end funds.

IN SUMMARY
     Both individual stocks and entire market sectors fall in and out of favor with investors based on valuations, prominent earnings surprises, regulatory changes, or other factors. We might recall that, a year ago, it was technology stocks that had fallen farthest and fastest in reaction to the Asian economic crisis. Of course, there is no guarantee that next year health care stocks will rally as strongly as technology stocks have over this past one. Still, health care investors might want to keep in mind the extent to which fortunes can change seemingly overnight in our current market environment.

     Ultimately, we believe an investment in a growth sector such as health care is akin to placing one's faith in the importance of long-term economic trends in determining stock prices. Over the short run, valuations will tend to get ahead of themselves and then fall backward, as we have seen recently. Yet year by year the importance of health care in the economy asserts itself.

     We thank you for your investment.


     /s/ Charles W. Brady

     Charles W. Brady
     Chairman

                                REVIEW & OUTLOOK



                  A Review of the Health Sciences Industry and
                  INVESCO Global Health Sciences Fund

                  By John Schroer, Senior Vice President,
                  INVESCO Funds Group

Beauty is in the eye of the beholder --especially in the stock market. Unfor-tunately, after three years of standout performance, health care stocks have not been as attractive in the latter context over our past fiscal year. The health care sector has trailed the returns of the broader market, and at the end of our reporting period, many of the largest stocks were down considerably from their highs in the spring of this year.

Nonetheless, we are confident that the extraordinarily consistent earnings growth enjoyed by many health care stocks will eventually draw attention to them again. Indeed, periods of unfashionability can be welcome ones for long-term investors. As long as the fundamentals do not deteriorate, declines in the prices of good companies can offer attractive buying opportunities. Because our faith in many of the sector's market leaders remains unshaken, we have taken advantage of the price declines to add to our holdings.

GRAPH:    GLOBAL HEALTH SCIENCES (1),(4)

     This line graph compares the value of a $10,000 investment in INVESCO Global Health Sciences Fund's share price and net asset value to the value of a $10,000 investment in the S&P Health Care Composite Index, assuming in each case reinvestment of dividends and capital gain distributions, for the period beginning October 1991 and ending October 31, 1999.

PHARMACEUTICALS:

NO YEAR-ON-YEAR IMPROVEMENT

Over the past several years, pharmaceutical stocks have enjoyed a remarkable record of double-digit earnings growth. This has been due to the continuing growth in drug spending by consumers worldwide, and has reflected profound demographic and technological trends. This unusually strong performance record has drawn considerable attention from growth investors, and has resulted in very solid gains for the stocks and for our fund.

Given the "profits recession" that many non-health care stocks faced last year, however, earnings growth outside the pharmaceutical industry has been very healthy this year--diminishing the relative performance of the pharmaceutical sub-sector. We should emphasize, however, that profits growth has not been as impressive in the health care sector precisely because drug companies continued to perform well in the face of the slowdown last year--making their year-over-year comparisons more challenging.

In this sense, perhaps, drug companies have been similar to the good student in school, from whom competence is always expected and not always rewarded. Instead, investors have been quick to invest in many non-pharmaceutical firms that seemed headed for dire problems just last year.

EARNINGS, THE PIPELINE, AND OTHER CONCERNS

Of course, not all the sector's problems have come from this comparison phenomenon. The prominent drug maker Pfizer set off the slide in pharmaceutical stocks by warning in April that its second-quarter earnings would come in below expectations (although its third-quarter earnings came in above expectations). This set off a round of worries about the quality of the new-drug pipelines for the major drug manufacturers. Also, some investors became concerned that patents would be expiring soon on many of the most lucrative existing drugs, such as Eli Lilly's famous Prozac antidepressant medication.

While understandable, in our opinion these concerns discount the profound advantages the leading drug companies have in researching and developing new drugs--advantages that have become all the more important in the global market-place with its complicated web of national regulations. Also, although older drugs will undoubtedly face greater competition, the demand for new medications seems unlikely to abate anytime soon.

Indeed, the pharmaceutical industry has seen some of its most successful product launches over our fiscal year, led by Monsanto and Pfizer's Celebrex, Merck's Vioxx, SmithKline's Avandia, and Lilly's Actose. The new product pipeline remains strong as well. Two particularly promising examples come in American Home Products' Rapamune, designed to prevent rejection of transplanted kidneys and recently approved by the Food & Drug Administration, and Pharmacia and Upjohn's Vestral, an antidepressant awaiting FDA approval.

We have every reason to hope that the next year will bring a new round of promising drugs. Some analysts have drawn a comparison to the movie industry, suggesting that the drug firms need to come up with some "blockbusters" of their own in order to lure consumers back. We believe this analogy is inappropriate. People need medications; they don't need to go to the movies. Clearly, the list of wants and needs remains large in the field of medicine, and demand for new medications appears far from being fulfilled. Consumers remain unlikely to stay home and ignore the results of drug company research.

The bar graph illustrates the following plot points:

----------------------------------------------------------------------------------------------------------
                                                         INDUSTRY GROWTH
                                              NEW DRUGS APPROVED BY THE FDA YEARLY
----------------------------------------------------------------------------------------------------------
                         1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
NUMBER OF APPROVALS       21     20     23     23     30     26     25     22     28     53     39     39
----------------------------------------------------------------------------------------------------------

MEDICARE AND MERGERS

Another concern for investors has been the increased attention to Medicare reform. Clearly, the prospect of price controls and other regulations poses a threat to the profitability of pharmaceutical firms, which have operated largely outside the scope of the Medicare program. President Clinton's proposal to add prescription drug benefits to the program suggested to some that new regulation was on the horizon.

Again, however, we believe that such concerns were overdrawn. Reforms in the health care system have been proposed periodically over the past several years, yet none of them have made a lasting impact on pharmaceutical firms. Indeed, drug treatments are among the most cost-effective means of providing medical care, suggesting that they will be less affected by budget-cutting and cost controls.

Recently, many of the drug stocks have rallied following the announcement of a planned merger between Warner-Lambert and American Home Products--which was quickly followed by a rival offer for American Home Products by Pfizer. While we own large positions in both Warner-Lambert and Pfizer, we expect such merger news to remain only a sidelight to the research and development that will ultimately drive performance in the industry.

Because our faith in the ability of the large-capitalization drug companies to continue to innovate, we have taken the recent slump in their share prices to increase our positions. As we re-allocated assets during the month of September, we increased our weighting in large-capitalization pharmaceuticals to 57.39% from 43.8%.

The pie chart below contains the following:

          PORTFOLIO HOLDINGS
           % OF NET ASSETS
              10/31/99

Cash & Cash Equivalents         5.78%
Health Care Delivery            2.46%
Pharmaceuticals                57.39%
Biotechnology                  24.27%
Medical Devices & Supplies     10.10%

MEDICAL DEVICES

While the large pharmaceutical firms dominate both the sector and our portfolio, we are constantly on the lookout for opportunities in other health care firms. Medical device makers provided some rewarding returns for the fund during the previous year, but their performance has been more mixed over the last 12 months. Demand for medical devices such as coronary stents and pacemakers has leveled off, cooling revenue growth for prominent firms such as Medtronic. Delays in new product approvals have also taken their toll.

In recent months, we have significantly reduced our holdings in Guidant and Medtronic at very opportune prices, helping to decrease our total medical devices and supplies position from 11.3% on September 30 to 10.1%. Although we believe these are excellent companies, given the apparent lack of a growth catalyst near-term, we will be extremely selective in the foreseeable future.

BIOTECHNOLOGY:  MERGING INTO THE MAINSTREAM

Biotechnology firms have enjoyed a much better year. Industry leaders such as Amgen and Biogen have experienced tremendous sales growth--Amgen for its Epogen (anemia) and Neupogen (cancer) sales, and Biogen for its Avonex (multiple sclerosis) sales. We have recently added these two companies to our top ten holdings, with Amgen at 3.2% of total net assets and Biogen at 3.0%. Idec Pharmaceutical's Rituxan (non-Hodgkin's lymphoma) and MedImunne's Synagis

(respiratory syntical viral infection in infants) are also expected to experience strong sales growth.

Just as important from our growth investing perspective, the biotechnology product pipeline appears extremely strong. Amgen has four candidates in Phase III trials, two of which--the anemia and cancer drug NESP and the prostate cancer drug Abarelix-- represent billion-dollar market opportunities. Gilead has two Phase III candidates in addition to two new products, Tamiflu (influenza) and Adefovir (HIV treatment) anticipated to receive approval by year-end. Biogen's Amevive, designed to treat severe psoriasis, is expected to progress to Phase III trials early this winter.

Increased merger and acquisition activity has been another contributing factor in the success of the biotech group, drawing attention to and increasing investor interest in these stocks. Notably, many of these acquisitions have involved large pharmaceutical companies moving into the industry: Warner-Lambert acquired Agouron Pharmaceuticals, Johnson & Johnson acquired Centocor, Abbott took over Alza, and Merck acquired Sibia Neurosciences.

This pattern suggests the extent to which the lines between biotechnology and traditional drug development are becoming blurred. We are adjusting the portfolio accordingly by increasing our holdings. As of October 29, biotechnology accounted for 24.27% of the portfolio.

AN UPDATE ON PRIVATE PLACEMENTS

As many of you know, the fund's closed-end structure enables us to invest up to 25% of assets in private placements or restricted securities. This strategy allows us to examine cutting edge technology before the broad market has had a chance to value it, and also helps us to identify possible future trends within the health care sector.

We will continue to be extremely selective in choosing private placement investments, searching for opportunities targeting specific markets. A key part of this selection criterion includes a viable and timely exit strategy.

Since our last report, we have made three Private Investment in Public Equity
(PIPE) deals:
o Xoma, Ltd., a biopharmaceutical company developing products to treat infections, infectious complications, and immunologic and inflammatory disorders.

o Collateral Therapeutics, Inc., a biotech company developing new therapeutics for cardiovascular diseases, based on gene therapy techniques which hold the promise of growing new blood vessels in damaged heart tissue.

o Transkaryotic Therapies, Inc., a biotech company which is currently building a broad and renewable product pipeline based on three proprietary development platforms: gene activated proteins, niche protein products, and gene therapy.

We also made a follow-on investment in Masimo Corporation, which designs, develops, manufactures and licenses advanced signal processing and sensor technologies for the non-invasive monitoring of vital signs.

Investments in private placements remain an important component of our holdings. We expect to increase assets in private placements over the long-term, since we believe that these securities provide the potential for significant capital appreciation. Indeed, one of our largest private holdings, Physicians' Online, was purchased this past year by Mediconsult.com, which provides health information and organizes online support networks for chronic conditions.

IN SUMMARY

As this year has shown us, market sectors are especially subject to changes in investor sentiment. Bad news for one company often leads investors to make conclusions about the sector as a whole. We believe that the market has overreacted to modest signs of trouble for some of the largest firms, in large part because years of tremendous performance have made expectations very high.

Yet we continue to be very impressed by the fundamentals of the health care sector, and we see significant opportunity for investors. While there are no guarantees, I believe these companies will continue to exhibit steady, predictable earnings growth overthe next several years, driven by new product launches and a good economy with low inflation and low interest rates. Indeed, I am pleased to report that there were no product failures experienced by any of the companies in which we invested, nor any significant earnings shortfalls that negatively influenced our performance.

Finally, it is important to concentrate onthe most important fundamental of all:
The world's population has grown a little bit older and a little bit richer over the past year. Every indication is that the consumption of advanced pharmaceuticals and medical devices and services will continue to increase. Given the significant barriers to entry in the sector, this seems to us to offer great prospects for the best-positioned firms. Our plan is to continue to be there when the market realizes these opportunities.

John R. Schroer

FINANCIAL REPORT




TEN LARGEST COMMON STOCK HOLDINGS
INVESCO GLOBAL HEALTH SCIENCES FUND
OCTOBER 31, 1999



                                                                     PERCENT OF
DESCRIPTION                                    VALUE                 NET ASSETS
--------------------------------------------------------------------------------
Warner-Lambert Co                 $       41,496,514                       6.12%
Johnson & Johnson                         37,521,450                       5.53
Bristol-Myers Squibb                      37,063,567                       5.47
Merck & Co                                36,181,047                       5.34
Pfizer Inc                                34,677,445                       5.11
Schering-Plough Corp                      34,115,895                       5.03
AstraZeneca Group PLC Sponsored
  ADR Representing Ord Shrs               25,967,700                       3.83
Lilly (Eli) & Co                          25,344,278                       3.74
Amgen Inc                                 21,771,750                       3.21
Biogen Inc                                20,584,512                       3.04
================================================================================
Total                             $      314,724,158                      46.42%
================================================================================

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
INVESCO GLOBAL HEALTH SCIENCES FUND
OCTOBER 31, 1999

                                                            COUNTRY                   SHARES OR
                                                            CODE IF                   PRINCIPAL
%        DESCRIPTION                                         NON US                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------
86.77    COMMON STOCKS & WARRANTS
21.12    BIOTECHNOLOGY
         Affymetrix Inc(a)                                                                3,000          $      264,375
         Amgen Inc(a)                                                                   273,000              21,771,750
         Aradigm Corp(a)                                                                380,952               3,142,854
         Biogen Inc(a)                                                                  277,700              20,584,512
         Chiron Corp(a)                                                                 280,300               8,006,069
         Collateral Therapeutics(a)(f)                                                  200,000               2,825,000
         Ecogen Technologies I(a)(b)(f)                                                      60                       1
         Enzon Inc(a)                                                                   224,900               6,592,381
         Genentech Inc(a)                                                               121,100              17,650,325
         Genomica Corp Warrants (Exp 2003)(a)(b)(c)(f)                                   76,646                       0
         GenoPlex Inc Warrants (Exp 2003)(a)(b)(c)(f)                                    60,000                       0
         Gilead Sciences(a)                                                              46,903               2,963,683
         Human Genome Sciences(a)                                                        26,500               2,315,437
         ICOS Corp(a)                                                                    81,300               2,332,293
         IDEC Pharmaceuticals(a)                                                         19,600               2,277,275
         Immunex Corp(a)                                                                163,700              10,313,100
         MedClone Trust(a)(b)(f)                                                        216,608                       1
         MedImmune Inc(a)                                                               141,040              15,796,480
         Millennium Pharmaceuticals(a)                                                   31,300               2,194,913
         Orchid Biocomputer Warrants (Exp 2004)(a)(b)(c)(f)                              90,000                       0
         PE Corp-PE Biosystems Group                                                    132,400               8,589,450
         QLT PhotoTherapeutics(a)                                CA                     112,500               4,767,188
         Titan Pharmaceuticals(a)                                                       211,815               1,787,189
         Transkaryotic Therapies(a)(f)                                                  166,000               6,947,100
         Triangle Pharmaceuticals(a)                                                    140,000               2,275,000
         Trimeris Inc(a)                                                                135,400               2,437,200
         Xenometrix Inc(a)(b)(f)                                                        215,485                  42,666
========================================================================================================================
                                                                                                            145,876,242
1.43     HEALTH CARE DELIVERY
         Caresoft Inc Warrants (Exp 2004)(a)(b)(f)                                       59,460                      59
         Columbia/HCA Healthcare                                                        410,500               9,903,312
         Physicians Online(a)(b)(f)                                                         847                   7,225
========================================================================================================================
                                                                                                              9,910,596
7.89     MEDICAL DEVICES & SUPPLIES
         Bard (C R) Inc                                                                 185,700              10,016,194
         Baxter International                                                           215,175              13,959,478
         Clarus Medical Systems Warrants (Exp 2000)(a)(b)(c)(f)                           2,224                       0
         Fidus Medical Technology Warrants (Exp 2001)(a)(b)(f)                        1,000,000                   1,000
         Guidant Corp(a)                                                                 87,650               4,327,719
         Medtronic Inc                                                                  359,626              12,452,050


                                                            COUNTRY                   SHARES OR
                                                            CODE IF                   PRINCIPAL
%        DESCRIPTION                                         NON US                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------

         Nanogen Inc(a)                                                                 416,666          $    2,916,662
         SOMNUS Medical Technologies(a)(b)                                              990,000               2,227,500
         VidaMed Inc Warrants (Exp 2000)(a)(c)(f)                                       263,158                       0
         Waters Corp(a)                                                                 121,900               6,475,938
         Xomed Surgical Products(a)                                                      35,100               2,134,519
========================================================================================================================
                                                                                                             54,511,060
56.33    PHARMACEUTICALS
         Abbott Laboratories                                                            483,200              19,509,200
         Allergan Inc                                                                   161,200              17,308,850
         American Home Products                                                         208,700              10,904,575
         AstraZeneca Group PLC Sponsored ADR Representing Ord Shrs                      567,600              25,967,700
         Bristol-Myers Squibb                                                           482,520              37,063,567
         Forest Laboratories(a)                                                          47,400               2,174,475
         Glaxo Wellcome PLC Sponsored ADR Representing 2 Ord Shrs                       176,500              10,567,938
         Inhale Therapeutic Systems(a)                                                   71,400               1,967,963
         Johnson & Johnson                                                              358,200              37,521,450
         Jones Pharmaceutical                                                            40,700               1,261,700
         Lilly (Eli) & Co                                                               367,975              25,344,278
         Merck & Co(d)                                                                  454,750              36,181,047
         Monsanto Co                                                                    185,700               7,149,450
         Pfizer Inc                                                                     877,910              34,677,445
         Pharmacia & Upjohn                                                             381,500              20,577,156
         Schering-Plough Corp                                                           689,210              34,115,895
         Shire Pharmaceuticals Group PLC(a)                      UK                      61,125                 661,980
         Smithkline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                                       49,500               3,168,000
         Takeda Chemical Industries Ltd                          JA                     143,000               8,207,838
         Warner-Lambert Co                                                              519,925              41,496,514
         Yamanouchi Pharmaceutical Ltd                           JA                     292,700              13,266,299
========================================================================================================================
                                                                                                            389,093,320
         TOTAL COMMON STOCKS & WARRANTS (Cost $492,535,773)                                                 599,391,218
========================================================================================================================

5.35     PREFERRED STOCKS
2.44     BIOTECHNOLOGY
         Exelixis Pharmaceuticals, Series C Shrs, Pfd(a)(f)                           1,125,000               3,375,000
         Genomica Corp
           Series A Shrs, Pfd(a)(b)(f)                                                2,490,075               1,792,854
           Series B Shrs, Pfd(a)(b)(f)                                                1,899,865               1,367,903
         GenoPlex Inc, Series A Shrs, Pfd(a)(b)(f)                                      610,520                 610,521
         Ingenex Inc, Series B Shrs, Pfd(a)(f)                                          103,055                  62,864
         MedClone Trust, Series G Shrs, Conv Pfd(a)(b)(f)                               872,096                 113,372
         Ontogeny Inc, Series E Shrs, Pfd(a)(f)                                       1,000,000               3,000,000
         Orchid Biocomputer, Series C Shrs, Conv Pfd(a)(b)(f)                           450,450               3,873,870



                                                            COUNTRY                   SHARES OR
                                                            CODE IF                   PRINCIPAL
%        DESCRIPTION                                         NON US                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------

         Osiris Therapeutics, Series C Shrs, Conv Pfd(a)(f)                             352,941          $    1,199,999
         Physiome Sciences, Series B Shrs, Pfd(a)(b)(f)                                 909,090               1,499,999
========================================================================================================================
                                                                                                             16,896,382
0.89     HEALTH CARE DELIVERY
         Caresoft Inc
           Series A Shrs, Pfd(a)(b)(f)                                                  540,541               1,000,001
           Series B Shrs, Pfd(a)(b)(f)                                                  119,320                 507,079
         Physicians Online
           Series A Shrs, Pfd(a)(b)(f)                                                  361,500               3,669,225
           Series C Shrs, Pfd(a)(b)(f)                                                   55,558                 972,265
========================================================================================================================
                                                                                                              6,148,570
2.02     MEDICAL DEVICES & SUPPLIES
         Adeza Biomedical, Series II Shrs, Conv Pfd(a)(f)                               416,666               1,216,665
         Aerogen Inc, Series D Shrs, Pfd(a)(f)                                        1,142,858               2,000,001
         Clarus Medical Systems
           Series I Shrs, Pfd(a)(b)(f)                                                  106,664                       1
           Series II Shrs, Pfd(a)(b)(f)                                                  77,239                 115,857
         Fidus Medical Technology, Series F Shrs, Pfd(a)(b)(f)                        1,500,000               3,000,000
         Instrumentation Metrics, Series C Shrs, Conv Pfd(a)(b)(f)                      500,000               5,057,500
         InterVentional Technologies, Series F Shrs, Pfd(a)(f)                          250,000               1,375,000
         Janus Biomedical, Series A Shrs, Conv Pfd(a)(b)(f)                             400,000                       1
         Masimo Corp
           Series C Shrs, Pfd(a)(f)                                                     125,000               1,000,000
           Series F Shrs, Pfd(a)(f)                                                      15,909                 174,999
========================================================================================================================
                                                                                                             13,940,024
         TOTAL PREFERRED STOCKS (Cost $38,618,223)                                                           36,984,976
========================================================================================================================

7.88     SHORT-TERM INVESTMENTS
0.35     CORPORATE BONDS
0.26     BIOTECHNOLOGY
         Orchid Biocomputer, Sub Conv Bridge Notes
           9.750%, 5/24/2000(b)(e)(f)                                       $         1,800,000               1,800,000
========================================================================================================================
0.09     HEALTH CARE DELIVERY
         Physicians Online
           Bridge Notes, 11.000%, 10/31/2000(b)(e)(f)                       $           337,390                 337,390
           Bridge Notes II, 11.000%, 2/28/2000(b)(e)(f)                     $           296,853                 296,853
========================================================================================================================
                                                                                                                634,243
           TOTAL CORPORATE BONDS (Cost $2,434,243)                                                            2,434,243
========================================================================================================================
7.53     COMMERCIAL PAPER
7.53     FINANCIAL
         Associates Corp of North America, 5.310%, 11/1/1999                $        31,126,000              31,126,000



                                                            COUNTRY                   SHARES OR
                                                            CODE IF                   PRINCIPAL
%        DESCRIPTION                                         NON US                      AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------

         Chevron USA, 5.270%, 11/2/1999                                         $    20,841,000          $   20,841,000
========================================================================================================================
           TOTAL COMMERCIAL PAPER (Cost $51,967,000)                                                         51,967,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $54,401,243)                                                     54,401,243
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $585,555,239)
         (Cost for Income Tax Purposes $591,759,708)                                                     $  690,777,437
========================================================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Security has no market value at October 31, 1999.
(d) Security has been designated as collateral for Short Sales.
(e) Rate is subject to change. Rate shown reflects current rate.
(f) The following are restricted securities at October 31, 1999:


SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                   ACQUISITION         ACQUISITION                      FAIR VALUE AS A
DESCRIPTION                                           DATES(S)                COST      FAIR VALUE      % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Adeza Biomedical, Series II Shrs, Conv Pfd          12/21/1994     $       999,998     $ 1,216,665                 0.18%
Aerogen, Inc, Series D Shrs, Pfd                     8/25/1998           2,000,001       2,000,001                 0.29
Caresoft Inc
   Series A Shrs, Pfd                                7/21/1997           1,000,001       1,000,001                 0.15
   Series B Shrs, Pfd                                2/25/1999             507,079         507,079                 0.07
   Warrants (Exp 2004)                               2/25/1999                  59              59                 0.00
Clarus Medical Systems
   Series I Shrs, Pfd                               12/23/1992           2,000,000               1                 0.00
   Series II Shrs, Pfd                              11/9/1994-
                                                      2/9/1996             386,196         115,857                 0.02
   Warrants (Exp 2000)                                5/2/1992                   0               0                 0.00
Collateral Therapeutics                              8/11/1999           3,150,000       2,825,000                 0.42
Ecogen Technologies I                              11/16/1992-
                                                     1/28/1994             684,000               1                 0.00
Exelixis Pharmaceuticals, Series C Shrs, Pfd          4/9/1997           2,250,000       3,375,000                 0.50
Fidus Medical Technology
   Series F Shrs, Pfd                                8/14/1998           3,000,000       3,000,000                 0.44
   Warrants (Exp 2001)                               8/14/1998               1,000           1,000                 0.00
Genomica Corp
   Series A Shrs, Pfd                                10/6/1997           1,500,000       1,792,854                 0.26
   Series B Shrs, Pfd                               10/9/1998-
                                                    12/16/1998           1,367,903       1,367,903                 0.20
   Warrants (Exp 2003)                               10/9/1998                   0               0                 0.00



                                                   ACQUISITION         ACQUISITION                      FAIR VALUE AS A
DESCRIPTION                                           DATES(S)                COST      FAIR VALUE      % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

GenoPlex Inc
   Series A Shrs, Pfd                               9/15/1997-
                                                     6/25/1998     $       610,521     $   610,521                 0.09%
   Warrants (Exp 2003)                               6/25/1998                   0               0                 0.00
Ingenex Inc, Series B Shrs, Pfd                      9/27/1994             600,000          62,864                 0.01
Instrumentation Metrics, Series C Shrs, Conv Pfd     2/25/1998           5,057,500       5,057,500                 0.75
InterVentional Technologies, Series F Shrs, Pfd     10/19/1992           2,000,000       1,375,000                 0.20
Janus Biomedical, Series A Shrs, Conv Pfd             3/2/1994           1,000,000               1                 0.00
Masimo Corp
   Series C Shrs, Pfd                                10/7/1998           1,000,000       1,000,000                 0.15
   Series F Shrs, Pfd                                9/14/1999             174,999         174,999                 0.03
MedClone Trust                                       9/30/1997             151,965               1                 0.00
MedClone Trust, Series G Shrs, Conv Pfd            10/21/1993-
                                                     7/20/1994           1,500,005         113,372                 0.02
Ontogeny Inc, Series E Shrs, Pfd                     3/13/1997           2,500,000       3,000,000                 0.44
Orchid Biocomputer
   Series C Shrs, Conv Pfd                           3/27/1998           5,000,000       3,873,870                 0.57
   Sub Conv Bridge Notes, 9.750%, 5/24/2000          5/27/1999           1,800,000       1,800,000                 0.27
   Warrants (Exp 2004)                               5/27/1999                   0               0                 0.00
Osiris Therapeutics, Series C Shrs, Conv Pfd         5/26/1994           1,199,999       1,199,999                 0.18
Physicians Online                                   10/11/1999                   8           7,225                 0.00
Physicians Online
   Bridge Notes, 11.000%, 10/31/2000                 6/10/1998             337,390         337,390                 0.05
   Bridge Notes II, 11.000%, 2/28/2000               7/16/1999             296,853         296,853                 0.04
   Series A Shrs, Pfd                                8/31/1993             964,000       3,669,225                 0.54
   Series C Shrs, Pfd                                2/29/1996             500,022         972,265                 0.14
Physiome Sciences, Series B Shrs, Pfd                11/7/1997           1,499,999       1,499,999                 0.22
Transkaryotic Therapies(a)                          10/28/1999           6,640,000       6,947,100                 1.02
VidaMed Inc Warrants (Exp 2000)                      9/22/1997                   0               0                 0.00
Xenometrix Inc(a)                                   7/28/1992-
                                                     12/2/1994           1,602,925          42,666                 0.01
========================================================================================================================
                                                                   $    53,282,423     $49,242,271                 7.26%
========================================================================================================================

(a)  Fair value represents 90% of the security's publicly traded value.

SHORT SELLS
INVESCO GLOBAL HEALTH SCIENCES FUND
OPEN AT OCTOBER 31, 1999

                                                          CURRENT
                                                           MARKET     UNREALIZED
SECURITY                     SHARES       PROCEEDS          VALUE   APPRECIATION
--------------------------------------------------------------------------------
Duramed Pharmaceuticals     130,000   $  1,478,081   $  1,080,625     $  397,456
================================================================================




SUMMARY OF INVESTMENTS BY COUNTRY
INVESCO GLOBAL HEALTH SCIENCES FUND
OCTOBER 31, 1999
                                                         % OF
                                       COUNTRY     INVESTMENT
COUNTRY                                   CODE     SECURITIES              VALUE
--------------------------------------------------------------------------------

Canada (not including ADR's)               CA         0.69%         $  4,767,188
Japan (not including ADR's)                JA         3.11            21,474,137
United Kingdom (not including ADR's)       UK         0.09               661,980
United States (includes ADR's)             US        96.11           663,874,132
================================================================================
                                                    100.00%         $690,777,437
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO GLOBAL HEALTH SCIENCES FUND
OCTOBER 31, 1999


ASSETS
Investment Securities at Value (Cost $585,555,239)             $    690,777,437
Cash                                                                         69
Receivables:
   Investment Securities Sold                                         1,809,015
   Dividends and Interest                                               524,371
Prepaid Expenses and Other Assets                                        30,542
================================================================================
TOTAL ASSESTS                                                       693,141,434
================================================================================

LIABILITIES
Payables:
   Investment Securities Purchased                                   13,926,359
   Securities Sold Short                                              1,080,625
Accrued Expenses & Other Payables                                       104,272
================================================================================
TOTAL LIABILITIES                                                    15,111,256
================================================================================
NET ASSETS AT VALUE                                            $    678,030,178
================================================================================

NET ASSETS
Paid-in Capital(a)                                             $    543,954,886
Accumulated Undistributed Net Investment Income                         920,686
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency Transactions           28,348,840
Net Appreciation of Investment Securities and Foreign
   Currency Transactions                                            104,805,766
================================================================================
NET ASSETS AT VALUE                                            $    678,030,178
================================================================================
NET ASSET VALUE PER SHARE                                      $          17.96
================================================================================


(a) The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 37,757,644 were outstanding at October 31, 1999.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO GLOBAL HEALTH SCIENCES FUND
YEAR ENDED OCTOBER 31, 1999


INVESTMENT INCOME
INCOME
Dividends                                                      $      4,791,019
Interest                                                              1,687,820
Other Income                                                            250,764
   Foreign Taxes Withheld                                               (86,227)
================================================================================
TOTAL INCOME                                                          6,643,376
================================================================================

EXPENSES
Investment Advisory Fees                                              6,079,099
Administrative Fees                                                     619,011
Custodian Fees and Expenses                                             123,916
NYSE Listing Fee                                                         44,152
Professional Fees and Expenses                                           37,477
Transfer Agent Fees                                                      73,695
Trustees' Fees and Expenses                                             107,196
Reports to Shareholders                                                 343,415
Other Expenses                                                           16,258
================================================================================
   TOTAL EXPENSES                                                     7,444,219
   Fees and Expenses Paid Indirectly                                     (4,111)
================================================================================
      NET EXPENSES                                                    7,440,108
================================================================================
NET INVESTMENT LOSS                                                    (796,732)
================================================================================

REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                             80,912,125
   Foreign Currency Transactions                                     (2,640,646)
   Short Sell Transactions                                              687,316
================================================================================
      Total Net Realized Gain                                        78,958,795
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                            (18,931,777)
   Foreign Currency Transactions                                      2,786,332
================================================================================
      Total Net Depreciation                                        (16,145,445)
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       62,813,350
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $     62,016,618
================================================================================


See Notes to Financial Statements

STATEMENT OF CASH FLOWS
INVESCO GLOBAL HEALTH SCIENCES FUND
FOR THE YEAR ENDED OCTOBER 31, 1999


INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Dividends and Interest Received,
     Net of Foreign Withholding Taxes                          $      6,433,222
   Expenses Paid                                                     (7,501,298)
   Purchases Net of Sales of Short-Term Portfolio Investments       (17,834,480)
   Purchases of Long-Term Portfolio Investments                    (782,345,441)
   Sales of Long-Term Portfolio Investments                         791,497,343
   Proceeds of Securities Sold Short                                 17,501,613
   Purchases of Short Sale Securities                               (37,807,645)
   Other                                                                 11,295
================================================================================
Net Cash Flows From Operating Activities                            (30,045,391)
================================================================================

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Distributions Paid to Common Shareholders                           (78,224,862)
Proceeds from Sales in Connection with Rights Offering              107,975,588
================================================================================
Net Cash Flows from Financing Activities                             29,750,726
Net Decrease in Cash                                                   (294,665)
Cash at Beginning of Year                                               294,734
================================================================================
Cash at End of Year                                            $             69
================================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations                     $     62,016,618
================================================================================
Decrease in Investments                                             (25,186,438)
Net Realized Gain                                                   (78,958,795)
Decrease in Appreciation of Investment Securities                    16,145,445
Decrease in Receivable for Investment Securities Sold                21,805,184
Decrease in Payable for Investment Securities Purchased              (2,959,542)
Decrease in Depreciation of Foreign Currency Transactions              (130,878)
Increase in Dividends and Interest Receivable                          (210,154)
Decrease in Prepaid Expenses and Other Assets                            11,295
Increase in Accrued Expenses and Other Payables                     (22,578,126)
================================================================================
   Total Adjustments                                                (92,062,009)
================================================================================
NET CASH FLOWS FROM OPERATING ACTIVITIES                       $    (30,045,391)
================================================================================


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO GLOBAL HEALTH SCIENCES FUND


                                               YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                     1999                  1998

OPERATIONS
Net Investment Loss                        $     (796,732)     $       (949,824)
Net Realized Gain on Investment
   Securities, Foreign Currency
   Transactions and Short Sale
   Transactions                                78,958,795           108,304,943
Change in Net Appreciation (Depreciation)
    of Investment Securities and Foreign
    Currency Transactions                     (16,145,445)            2,843,293
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS     62,016,618           110,198,412
================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
    and Foreign Currency Transactions        (120,410,363)         (100,476,287)
================================================================================

FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares in Connection
    with Rights Offering                      107,975,588                     0
Reinvestment of Distributions                  42,185,501            50,326,101
================================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS                              150,161,089            50,326,101
================================================================================
TOTAL INCREASE IN NET ASSETS                   91,767,344            60,048,226

NET ASSETS
Beginning of Period                           586,262,834           526,214,608
================================================================================
End of Period                              $  678,030,178      $    586,262,834
================================================================================

FUND SHARE TRANSACTIONS
Shares Issued in Connection with Rights
    Offering                                    7,601,529                     0
Shares Issued from Reinvestment of
    Distributions and Net Increase in
    Fund Shares                                 2,343,639             3,049,909
================================================================================
NET INCREASE IN FUND SHARES                     9,945,168             3,049,909
================================================================================


See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS
INVESCO GLOBAL HEALTH SCIENCES FUND, INC.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally, 4:00 p.m. New York time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day (generally, 4:00 p.m. New York time) and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at a fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. OPTIONS -- The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlations between the value of an instrument underlying an option and the asset being hedged, or expected adverse price movements could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Options written are reported as a liability in the Statement of Assets and Liabilities and are marked-to-market on a daily basis. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securities in the Statement of Operations.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The receivable for securities sold is net of $814,000 collectibility allowance. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Other Income includes reimbursement of $247,316. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Fund's use of short sell instruments may involve certain risks as a result of unanticipated movements in the market. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at October 31, 1999, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year ended October 31, 1999, 33.11% and 66.89% of the Fund's capital gain distributions were from short-term and long-term capital gains, respectively.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes 2.5% of net asset value to its shareholders quarterly with an additional year-end distribution depending on the amount of the Fund's yearly net realized capital gains, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, non taxable dividends, net operating losses and expired capital loss carryforwards. For the year ended October 31, 1999, the Fund reclassified $1,717,418 from accumulated undistributed net realized gain to accumulated undistributed net investment income. Net investment income, net realized gains, paid-in capital and net assets were not affected.

G. SHORT SALES -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the security sold short and is presented in the Statement of Assets and Liabilities.

At October 31, 1999, the Fund had an outstanding short sell. Short sells are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current value of the short sell.

H. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

I. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its custodian bank and does not include any short-term investments at October 31, 1999.

J. EXPENSES -- Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million.

In accordance with an Administrative Agreement, the Fund pays IFG a fee based on the annual rate of 0.10% on ending daily net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $779,385,899 and $769,949,588, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $113,967,184 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $14,949,455, resulting in net appreciation of $99,017,729.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and trustees are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the year ended October 31, 1999, included in Trustees' Fees and Expenses in the Statement of Operations were $45,671. Unfunded accrued pension costs of $0 and pension liability of $45,671 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

Certain independent trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as trustees of the Fund. The deferred amounts may be invested in the shares of the Fund.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1999, in which the issuer was an affiliate of the Fund, is as follows:


                                                                                          REALIZED
                                  PURCHASES                       SALES               GAIN (LOSS)
                           ---------------------         --------------------        ON INVESTMENT               VALUE
AFFILIATED                 SHARES           COST         SHARES          COST           SECURITIES         AT 10/31/99
------------------------------------------------------------------------------------------------------------------------
Caresoft Inc
   Series A Shrs, Pfd          --             --             --            --                   --          $1,000,001
   Series B Shrs, Pfd     119,320     $  507,079             --            --                   --             507,079
   Warrants (Exp 2004)     59,460             59             --            --                   --                  59
Clarus Medical Systems
   Series I Shrs, Pfd          --             --             --            --                   --                   1
   Series II Shrs, Pfd         --             --             --            --                   --             115,857
   Warrants (Exp 2000)         --             --             --            --                   --                   0
Ecogen Technologies I          --             --             --            --                   --                   1
Fidus Medical Technology
   Series F Shrs, Pfd          --             --             --            --                   --           3,000,000
   Warrants (Exp 2001)         --             --             --            --                   --               1,000
Genomica Corp
   Series A Shrs, Pfd          --             --             --            --                   --           1,792,854
   Series B Shrs, Pfd   1,388,889      1,000,000             --            --                   --           1,367,903
   Warrants (Exp 2003)         --             --             --            --                   --                   0
GenoPlex Inc
   Series A Shrs, Pfd          --             --             --            --                   --             610,521
   Warrants (Exp 2003)         --             --             --            --                   --                   0
Instrumentation Metrics
   Series C Shrs, Conv Pfd     --             --             --            --                   --           5,057,500
Janus Biomedical
   Series A Shrs, Conv Pfd     --             --             --            --                   --                   1
MedClone Trust                 --             --             --            --                   --                   0
MedClone Trust
   Series G Shrs, Conv Pfd     --             --             --            --                   --             113,372
Orchid Biocomputer
   Series C Shrs, Conv Pfd     --             --             --            --                   --           3,873,870
   Sub Conv Bridge Notes
      9.750%,
      5/24/2000         1,800,000      1,800,000             --            --                   --           1,800,000
   Warrants (Exp 2004)     90,000             --             --            --                   --                   0
Physicians Online             847              8             --            --                   --               7,225
   Bridge Notes, 11.000%
     10/31/2000                --             --             --            --                   --             337,390
   Bridge Notes II
     11.000%, 2/28/2000   296,853        296,853             --            --                   --             296,853
   Series A Shrs, Pfd          --             --             --            --                   --           3,669,225
   Series C Shrs, Pfd          --             --             --            --                   --             972,265


                                                                                          REALIZED
                                  PURCHASES                       SALES               GAIN (LOSS)
                           ---------------------         --------------------        ON INVESTMENT               VALUE
AFFILIATED                 SHARES           COST         SHARES          COST           SECURITIES         AT 10/31/99
------------------------------------------------------------------------------------------------------------------------

Physiome Sciences
   Series B Shrs, Pfd          --             --              --           --                    --        $  1,499,999
SOMNUS Medical
   Technologies                --             --         10,000    $   30,000            $  19,998            2,227,500
Xenometrix Inc                 --             --         45,522       497,054             (487,227)              42,666
========================================================================================================================
                                                                                                           $ 28,293,142
========================================================================================================================

Options associated with securities may be included in sales figures.

Interest income in the amount of $76,538, $37,628 and $9,796 was received from Orchid Biocomputer, Sub Conv Bridge Notes, 9.750%, 5/24/2000, Physicians Online, Bridge Notes, 11.000%, 10/31/2000 and Physicians Online, Bridge Notes II, 11.000%, 2/28/2000, respectively, during the fiscal year ended October 31, 1999. No dividend income was received from any other affiliated companies.

NOTE 6 -- RIGHTS OFFERING. During the year ended October 31, 1999, the Fund issued 7,601,529 shares with net proceeds of $107,975,588 in connection with a rights offering of the Fund's shares. Shareholders of record on May 25, 1999 were issued one non-transferable right for every five shares owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for each right held at a subscription price of $14.84 per share (less estimated sales commissions of $0.59 per share). Offering costs attributed to the Rights Offering are approximately $600,000 and were charged to additional paid-in capital, of which, $100,000 was paid to PaineWebber Inc., the underwriter, as reimbursement for its expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of INVESCO Global Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Global Health Sciences Fund at October 31, 1999, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted or Illiquid Securities, securities valued at $49,242,271 (7.26 percent of net assets), have been estimated by the Board of Trustees in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

PricewaterhouseCoopers LLP

Denver, Colorado
December 6, 1999

FINANCIAL HIGHLIGHTS
INVESCO GLOBAL HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          Year Ended October 31
------------------------------------------------------------------------------------------------------------
                                               1999(a)         1998          1997         1996        1995
PER SHARE DATA
Net Asset Value-- Beginning of Period      $ 21.080       $  21.250     $  22.230    $  18.506   $  12.378
============================================================================================================

INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                          (0.024)(b)       0.000        (0.071)      (0.097)     (0.107)
Net Gains on Securities
   (Both Realized and Unrealized)             0.989(b)        3.755         3.564        3.821       6.235
============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.965           3.755         3.493        3.724       6.128
============================================================================================================

LESS DISTRIBUTIONS
Distributions from Capital Gains              4.085           3.925         4.473        0.000       0.000
============================================================================================================
Net Asset Value-- End of Period           $  17.960       $  21.080     $  21.250    $  22.230   $  18.506
============================================================================================================
Share Price-- End of Period               $  16.375       $  19.500     $  17.313    $  17.000   $  14.750
============================================================================================================

Total Return(c)                                4.74%          40.29%        32.98%       15.25%      47.50%

RATIOS
Net Assets-- End of Period
    ($000 Omitted)                         $ 678,030       $ 586,263     $ 526,215    $ 455,842  $ 379,503
Ratio of Expenses to Average Net Assets        1.20%(d)        1.21%(d)      1.22%(d)     1.21%      1.33%
Ratio of Net Investment Loss to Average
    Net Assets                                (0.13%)         (0.17%)       (0.15%)      (0.44%)    (0.72%)
Portfolio Turnover Rate                         129%             87%          145%          91%       105%



(a) The per share information was computed using average shares.

(b) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

OTHER INFORMATION
INVESCO GLOBAL HEALTH SCIENCES FUND
UNAUDITED

Dividends and Capital Gains Distribution History

                                           NET INVESTMENT        LONG-TERM     SHORT-TERM
                                                   INCOME    CAPITAL GAINS  CAPITAL GAINS
EX DATE                      PAYABLE DATE     (PER SHARE)      (PER SHARE)    (PER SHARE)
------------------------------------------------------------------------------------------
December 24, 1992        January 15, 1993       $  0.075              --              --
December 23, 1993        January 14, 1994       $  0.200              --              --
November 29, 1996       December 23, 1996             --       $  3.8925       $  0.5802
November 14, 1997       December 19, 1997             --       $  2.8470              --
May 15, 1998                 June 3, 1998             --       $  0.5389              --
August 7, 1998            August 25, 1998             --       $  0.5389              --
November 13, 1998       December 18, 1998             --       $  2.2689       $  0.3615
February 5, 1999        February 24, 1999             --       $  0.3280       $  0.1940
May 7, 1999                  May 26, 1999             --              --       $  0.4850
August 6, 1999            August 24, 1999             --       $  0.4030       $  0.0442
November 19, 1999       December 17, 1999       $  0.0703      $  0.8235       $  0.0463


Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the Shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash.

If on the payment date for a Dividend the net asset value per share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividend prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholders name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

ANNUAL SHAREHOLDERS MEETING

The Fund's annual meeting of shareholders was held on May 10, 1999. Shareholders voted to re-elect Fred A. Deering as Trustee and ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed in the next column:

1.   Election of one Class A Trustee:
     Fred A. Deering
               For: 27,912,485.280
               Withheld Authority: 404,735.676

2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:
               For: 28,063,605.829
               Against: 117,676.578
               Abstain:  135,948.549

In addition to Mr. Deering, the following persons serve as Trustees of the Fund:
Larry Soll, Ph.D., Charles W. Brady and John W. McIntyre.

MISCELLANEOUS

For the year ended October 31, 1999, there were no changes to the Fund's charter or by-laws and no material changes in the principal risk factors associated with investment in the Fund. There were no material changes in the Fund's investment objectives or policies other than adoption of the fixed distribution policy. The policy requires the Fund to make quarterly distributions at a rate of 2.5% of NAV -- 10% annually -- to Fund shareholders. Mr. Schroer joined INVESCO Funds Group, Inc. ("IFG") in 1992 and became a Senior Vice President of IFG in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of INVESCO Global Health Sciences Fund since January 1996.

Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

               --------------------------------------------------

YEAR 2000 COMPUTER ISSUE

(UNAUDITED)

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the fund could be adversely affected.

In addition, the markets for, or values of, securities in which the fund invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility the Year 2000 computer issues may adversely affect the fund's investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

TRUSTEES AND OFFICERS

TRUSTEES
Charles W. Brady
Chairman of the Board of Trustees

Fred A. Deering
Trustee

John W. McIntyre
Trustee

Larry Soll, Ph.D.
Trustee

OFFICERS

Mark H. Williamson
President & Cheif operating Officer

John R. Schroer
Vice President

Glen A. Payne
Secretary

Ronald L. Grooms
Treasurer, Principal Financial
  & Accounting Officer





For information about INVESCO Global Health Sciences Fund or current net asset values, please call toll-free, 1-800-528-8765, or visit our Web site at www.ghs.invesco.com

For questions on dividen reinvestment, please call toll-free, 1-800-426-5523

SHAREHOLDER INFORMATION

INVESTMENT ADVISOR
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

ADMINISTRATOR
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoppers LLP
950 Seventh Street
Denver, colorado 80202

COUNSEL
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
washington, D.C. 20036

[GLOBAL HEALTH SCIENCES FUND ICON]

INVESCO GLOBAL HEALTH SCIENCES FUND
INVESCO Funds Group, Inc.
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237




















(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) BASED ON OPERATIONS FOR THE PERIOD SHOWN AND, ACCORDINGLY, ARE NOT REPRESENTATIVE OF A FULL YEAR.
(3) RATIO IS BASED ON TOTAL EXPENESE OF THE FUND, WHICH IS BEFORE ANY EXPENSE OFFSET ARRANGEMENTS.
(4) TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS   AND  CAPITAL  GAIN
    DISTRIBUTIONS. PAST PERFORMATIONCE IS NOT A GUARANTEE OF FUTURE RESULTS.
(5) COMPOSITION OF BOLDINGS IS SUBJECT TO CHANGE.
(6) THE S&P HEALTH CARE COMPOSITE IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF HEALTH CARE STOCKS WHILE THE S&P 500 REFLECTS THE BROAD U.S. STOCK MARKET.


AGHS 12/99